UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): August 2, 2006

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630


              Delaware                                   87-0698307
              --------                                 --------------
   (State or Other Jurisdiction                       (I.R.S. Employer
of Incorporation of the depositor)          Identification No. of the depositor)



4500 Park Granada
Calabasas, California                                       91302
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(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8   Other Events
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Item 8.01.  Other Events.
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      CWALT, Inc. (the "Company") has revised its base prospectus to, among other things, update certain tax and ERISA disclosure. The Company hereby incorporates the attached base prospectus into its registration statement having file number 333-131630. The base prospectus is annexed hereto as
Exhibit 99.1.


Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

       (a)    Financial statements of business acquired.
              -----------------------------------------

              Not applicable.

       (b)    Pro forma financial information.
              -------------------------------

              Not applicable.

       (c)    Exhibits.
              --------

       99.1   CWALT, Inc. Base Prospectus dated August 1, 2006.




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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ------------------
                                                      Darren Bigby
                                                      Vice President

Dated:  August 2, 2006


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                                 Exhibit Index

Exhibit                                                             Page
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99.1  CWALT, Inc. Base Prospectus dated August 1, 2006               5



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